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      AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 8, 2000
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): March 7, 2000


                          DIGITAL MICROWAVE CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)


        0-15895                                          77-0016028
(Commission File Number)                    (I.R.S. Employer Identification No.)


   170 ROSE ORCHARD WAY, SAN JOSE, CA                                   95134
(Address of Principal Executive Offices)                              (Zip Code)


                                  408/943-0777
              (Registrant's Telephone Number, Including Area Code)


                                 With a copy to:
                              Bruce Alan Mann, Esq.
                             Morrison & Foerster LLP
                                425 Market Street
                             San Francisco, CA 94105

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ITEM 5.  OTHER EVENTS.

         Pursuant to a Registration Statement on Form S-3 (Commission File No. 333-73021) and in connection with the public offering of 1,347,368 shares of the common stock, $0.01 par value per share, of Digital Microwave Corporation (the "Company"), on March 7, 2000, the Company entered into an Underwriting Agreement with Dain Rauscher Wessels, a division of Dain Rauscher Incorporated, a copy of which is attached as Exhibit 1.1 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


         (a)      Financial Statements of Businesses Acquired.
                  None.

         (b)      Pro Forma Financial Information.
                  None.

         (c)      Exhibits.

                  1.1 Underwriting Agreement between the Company and Dain Rauscher Wessels, a division of Dain Rauscher Incorporated dated March 7, 2000.

                  1.2      Press Release issued by the Company on March 7, 2000.

                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            DIGITAL MICROWAVE CORPORATION



Date:    March 8, 2000      By:   /s/ CARL A. THOMSEN
                                 -----------------------------
                                 Carl A. Thomsen
                                 Senior Vice President, Chief Financial Officer and Secretary


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                                INDEX OF EXHIBITS

Exhibit  No.               Description
------------               -----------
1.1 Underwriting Agreement between the Company and Dain Rauscher Wessels, a division of Dain Rauscher Incorporated dated March 7, 2000.
1.2               Press Release issued by the Company on March 7, 2000.


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